UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2019

Knoll, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street
East Greenville	Pennsylvania	18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	KNL	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 2, 2019, Knoll, Inc. (the "Company") approved 2020 non-equity incentive awards for the following executive officers: Andrew B. Cogan, Chairman and Chief Executive Officer, Charles W. Rayfield, Senior Vice President and Chief Financial Officer, Michael A. Pollner, Senior Vice President, Chief Administrative Officer, General Counsel and Secretary, Benjamin A. Pardo, Executive Vice President - Director of Design, and David L. Schutte, Executive Vice President - Lifestyle. Copies of these awards are attached to this Current Report on Form 8-K as Exhibit 10.1, in the case of Mr. Cogan, and Exhibit 10.2, in the case of Messrs. Rayfield, Pollner, Pardo and Schutte. Pursuant to the award letters, each executive officer was granted a 2020 target non-equity incentive award equal to one hundred percent (100%) of his base salary, or $275,000 in the case of Michael A. Pollner (the “Target Amount”). The award would be paid in 2021 based on 2020 operating performance. The amount ultimately paid will depend on the executive officer’s achievement of individual goals and the Company’s achievement of its EBITDA plan as further set forth in the attached award letters; however, the Company's Board of Directors (or appropriate committee of the Company's Board of Directors) may exercise discretion in adjusting any award up or down based on factors deemed appropriate by the Company's Board of Directors (or appropriate committee of the Company's Board of Directors), but such award may not exceed one hundred fifty percent (150%) of the Target Amount, or two hundred percent (200%) of the Target Amount in the case of Mr. Cogan.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit 10.1 - Form of Non-Equity Incentive Compensation Letter for Chairman and Chief Executive Officer

Exhibit 10.2 - Form of Non-Equity Incentive Compensation Letter for Named Executive Officers (other than CEO)

104 Cover Page Interactive Data File (embedded within the Inline XBRL document included as Exhibit 101)

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 6, 2019
	By:	/s/ Michael A. Pollner
Michael A. Pollner
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description
EX-10.1	Form of Non-Equity Incentive Letter for Chairman and Chief Executive Officer
EX-10.2	Form of Non-Equity Incentive Letter for Named Executive Officers (other than CEO)
EX 104	Cover Page Interactive Data File (embedded within the Inline XBRL document included as Exhibit 101)